UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2007
UCBH Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Montgomery Street San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 315-2800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On March 26, 2007, United Commercial Bank (“UCB”), a California state-chartered bank and a wholly owned subsidiary of UCBH Holdings, Inc. (“UCBH”), entered into definitive agreements to acquire all of the equity interests in Business Development Bank Ltd., a wholly foreign owned enterprise established and existing under the laws of the People’s Republic of China (“BDB”), for a total consideration of $205 million in cash (the “Acquisition”). Specifically, UCB entered into a Sale and Purchase Agreement (the “Sale and Purchase Agreement”) with Charoen Pokphand Group Co., Ltd., a Thai company (“CPG”), M. Thai Group Limited, a Thai company (“M. Thai”), and DEG — Deutsche Investitions und Entwicklungsgesellschaft mbH, a German limited liability company (“DEG”), to purchase an aggregate of 93.15% of the equity interests of BDB from CPG, M. Thai and DEG. Simultaneously with execution of the Sale and Purchase Agreement, UCB also entered into an agreement to acquire the remaining 6.85% of the equity interests of BDB from KASIKORNBANK PCL, a Thai bank (“KBANK”), pursuant to an Agreement for Transfer of Equity Interest in Business Development Bank Ltd. entered into by and among UCB, CPG and KBANK. Upon consummation of the Acquisition, BDB will become a wholly owned subsidiary of UCB.
     The Acquisition is subject to customary closing conditions, including receipt of any necessary approvals from the Federal Reserve Board, the Federal Deposit Insurance Corporation, the California Department of Financial Institutions and the China Banking Regulatory Commission, and registration of the transfers of the BDB equity interests to UCB with the State Administration for Industry & Commerce of the People’s Republic of China.
     The Sale and Purchase Agreement contains customary indemnification provisions, pursuant to which each of CPG, M. Thai and DEG severally agrees to indemnify UCB from and against certain losses. The Sale and Purchase Agreement also provides that it may be terminated if certain circumstances specified in the Sale and Purchase Agreement occur prior to the consummation of the Acquisition.
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
     The following exhibit is furnished with this Report:

Exhibit Number	Description

99.1	Press release of March 27, 2007, announcing the acquisition of Business Development Bank Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2007	By:	/s/ Thomas S. Wu
Thomas S. Wu
Chairman, President and Chief Executive Officer